Filed pursuant to Rule 497

File no. 333-192857

Rule 482 ad

Monroe Capital Corporation Announces Public Offering Of Common Shares

CHICAGO, Ill. – April 14, 2015 – Monroe Capital Corporation (the “Company”) (NASDAQ: MRCC) announced today that it has commenced an underwritten public offering of shares of its common stock. The offering of the shares will be made under the Company’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission.

The Company intends to use the net proceeds from the offering to repay indebtedness, to invest in portfolio companies in accordance with its investment objectives and for other general corporate purposes, including payments of operating expenses.

Robert W. Baird & Co. Incorporated is serving as lead book-running manager for the offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated April 14, 2015, and accompanying prospectus dated May 9, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and the Company is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering is being made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Robert W. Baird & Co. Incorporated., Attn: Prospectus Department, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or syndicate@rwbaird.com.

ABOUT MONROE CAPITAL CORPORATION
Monroe Capital Corporation is a publicly-traded specialty finance company that principally invests in senior, unitranche and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments in middle-market companies. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation. The Company’s investment activities are managed by its investment adviser, Monroe Capital BDC Advisors, LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and an affiliate of Monroe Capital LLC. To learn more about Monroe Capital Corporation, visit www.monroebdc.com.

ABOUT MONROE CAPITAL LLC
Monroe Capital LLC is a provider of senior and junior debt and equity co-investments to middle-market companies in the U.S. and Canada. Investment types include unitranche financings, cash flow and enterprise value based loans, acquisition facilities, mezzanine debt, second lien or last-out loans and equity co-investments. Monroe Capital LLC prides itself on its flexible investment approach and its ability to close and fund transactions quickly. Monroe Capital LLC is committed to being a value-added and user-friendly partner to owners, senior management and private equity sponsors. Monroe has been recognized by Global M&A Network as the 2013 and 2014 Small Mid Market Lender of the Year and by Private Debt Investor as the 2013 Unitranche Lender of the Year and the 2014 Senior Lender of the Year. To learn more about Monroe Capital LLC, visit www.monroecap.com.

FORWARD-LOOKING STATEMENTS
This press release may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.

SOURCE:	Monroe Capital Corporation

Investor Contact:	Aaron D. Peck

Chief Investment Officer and Chief Financial Officer

Monroe Capital Corporation

(312) 523-2363

Email: apeck@monroecap.com

Media Contact:	Douglas Allen

BackBay Communications

(212) 520-1385 x5

Email: doug.allen@backbaycommunications.com